EXHIBIT 21

SUBSIDIARIES

NAP of the Americas, West Inc., a Florida corporation
Park West Telecommunications Investors, Inc., a Florida corporation
TECOTA Services Corp., a Delaware corporation
Terremark Trademark Holdings, Inc., a Nevada corporation
TerreNAP Data Centers, Inc., a Florida corporation
TerreNAP Services, Inc., a Florida corporation
Optical Communications, Inc., a Florida corporation

Park West Telecommunications Investors, Inc. owns 50% of:

Technology Center of the Americas, Inc., a Florida corporation
Technology Center of the Americas, Ltd., a Florida limited
partnership

TECOTA Services Corp. owns a 100% interest in:

Technology Center of the Americas, LLC, a Delaware limited liability corporation

TerreNAP Data Centers, Inc., is the sole shareholder of:

NAP of the Americas, Inc., a Florida corporation
Terremark Asia Company, Ltd., a Bermuda corporation
Terremark Latin America, Inc., a Florida corporation

Terremark NAP Services, Inc. is the sole shareholder of:

Terremark Financial Services, Inc., a Florida corporation
Terremark Fortune House #1, Inc., a Florida corporation
Terremark Management Services, Inc., a Florida corporation
Terremark Realty, Inc., a Florida corporation
Terremark Technology Contractors, Inc., a Florida corporation

Technology Center of the Americas, Inc. owns a minority interest in:

Technology Center of the Americas, Ltd., a Florida limited
partnership

Terremark Latin America, Inc. is the sole shareholder of:

Spectrum Telecommunications Corp., a Delaware corporation

Terremark Latin America, Inc. owns 99% of:

Terremark Latin America de Argentina, SA, an Argentine corporation
Terremark Latin America (Brasil) Ltda, a Brazil corporation
Terremark Latin America de Mexico, SA de CV, a Mexican
corporation

Terremark Latin America, Inc. is a minority shareholder of:

Terremark do Brasil Ltda, a Brazil corporation

Terremark Latin America (Brasil) Ltda, a Brazil corporation, is a majority shareholder of:

Terremark do Brasil Ltda, a Brazil corporation

Terremark Worldwide, Inc. owns a minority shareholder interest in:

Terremark Latin America de Argentina, SA, an Argentine corporation
Terremark Latin America (Brasil) Ltda, a Brazil corporation
Terremark Latin America de Mexico, SA de CV, a Mexican
corporation